UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2015 (June 11, 2015)
 ______________________________________________________________
TERRAFORM POWER, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor
Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

First Supplemental Indenture and Additional 5.875% Senior Notes due 2023

On June 11, 2015, TerraForm Power Operating, LLC, a Delaware limited liability company (“TerraForm Operating”), a subsidiary of TerraForm Power, Inc. (“TerraForm Power”), entered into a supplemental indenture, dated as of June 11, 2015 (the “First Supplemental Indenture”), among TerraForm Operating, the TerraForm Note Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”), to the indenture, dated as of January 28, 2015 (the “Original Indenture”), among TerraForm Operating, the TerraForm Note Guarantors and the Trustee (together with the First Supplemental Indenture, the “Indenture”), pursuant to which TerraForm Operating issued an additional $150 million aggregate principal amount of 5.875% senior notes due 2023 (the “New Notes”) and amended the Indenture to correct the definition of “Applicable Redemption Premium” thereunder. The New Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act, at a purchase price equal to 101.5% of the principal amount thereof, plus accrued and unpaid interest from January 28, 2015. The New Notes have identical terms as the Existing Notes (as defined below), other than the issue date and issue price, and constitute part of the same series, as TerraForm Operating’s outstanding $800 million in aggregate principal amount of 5.875% senior notes due 2023, issued pursuant to the Original Indenture on January 28, 2015 (the “Existing Notes” and, together with the New Notes, the “Notes”) that are described in TerraForm Power's Current Report on Form 8-K filed on February 3, 2015. The offering of the New Notes closed on June 11, 2015.

TerraForm Operating intends to use the net proceeds to repay existing borrowings under its revolving credit facility, and to pay fees, expenses and other costs related thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Indenture, dated as of January 28, 2015, among TerraForm Power Operating, LLC, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 3, 2015).

10.2	First Supplemental Indenture, dated as of June 11, 2015, among TerraForm Power Operating, LLC, the guarantors party thereto and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraForm Power, Inc.

	By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary

Dated: June 12, 2015

Exhibit Index

Exhibit No.	Description
10.1
Indenture, dated as of January 28, 2015, among TerraForm Power Operating, LLC, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 3, 2015).

10.2	First Supplemental Indenture, dated as of June 11, 2015, among TerraForm Power Operating, LLC, the guarantors party thereto and U.S. Bank National Association, as trustee.